COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
Off-Balance-Sheet Credit Exposures
The Company did not have off balance sheet standby letters of credit and bank guarantees as of December 31, 2022. The Company had off balance sheet standby letters of credit and bank guarantees of $0.4 million as of December 31, 2021.
Purchase Obligations
The Company has vendor commitments primarily relating to carrier and open purchase obligations that the Company incurs in the ordinary course of business. As of December 31, 2022, the purchase commitments were as follows:

(In thousands, USD)	Amount
2023	$29,012
2024	5,808
2025	7,590
2026	4,505
2027	4,773
Thereafter	5,000
Total	$56,688
Operating Leases
The Company leases various office spaces under non-cancellable operating leases expiring through 2029.
The future minimum lease payments under operating leases as of December 31, 2021, for the next five years were as follows:

(In thousands, USD)	Amount
2022	$2,924
2023	1,904
2024	1,495
2025	1,170
2026	958
Thereafter	3,412
Total	$11,863
Capital Leases
The Company has capital lease obligations in the Netherlands for hardware and software leases.
The future minimum lease payments under capital leases as of December 31, 2021, for the next five years were as follows:

(In thousands, USD)	Amount
2022	$207
2023	143
2024	119
2025	26
2026	—
Total minimum lease payments	$495
Interest expense	(40)
Total	$455
Legal Proceedings
From time to time, the Company is involved in litigation arising out of the ordinary course of our business. There are no material legal proceedings, other than ordinary routine litigation incidental to the business, to which the Company or any of the Company’s subsidiaries are a party or of which any of the Company or the Company’s subsidiaries’ property is subject.